UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2006

DNB FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Commission File Number 000-01667

Pennsylvania	23-2222567
(State of incorporation)	(IRS Employer Identification No.)

4 Brandywine Avenue, Downingtown, PA	19335
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 269-1040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(1) Effective January 4, 2006, DNB Financial Corporation, and its wholly owned subsidiary DNB First, National Association (the "Bank") (the registrant and the Bank are sometimes referred to herein as the "Company") entered into a severance and cooperation agreement (the "Agreement") with Richard M. Wright in connection with his resignation as the Company’s Executive Vice President. Pursuant to the Agreement, in exchange for and subject to the continued effectiveness of certain releases of claims by Mr. Wright, as well as certain agreements by Mr. Wright with respect to confidentiality, non-disparagement and non-solicitation of customers and employees, and his continued cooperation with the Company to assist in the transition of his duties during the severance period the Company agrees to make severance payments to Mr. Wright aggregating $25,603.75 less applicable federal, state and local taxes and other designated or required withholdings, and in the event that he chooses to continue his current health benefits pursuant to COBRA, to pay one additional month of his health benefits. The Company will also provide outplacement services for Mr. Wright for a limited period of time.

(2) Effective January 4, 2006, the Benefits & Compensation Committee of the registrant and the Bank approved an initial salary of $110,000 for Richard J. Hartmann, its new Executive Vice President.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Retirement, Resignation or Termination of Certain Executive Officers or Directors

Effective January 4, 2006, Richard M. Wright resigned as Executive Vice President of the registrant and the Bank.

(c) Appointment of Certain Executive Officers

Effective January 4, 2006, Richard J. Hartmann, a current Senior Vice President of the Bank, was named Executive Vice President of the registrant and the Bank to head up the Company’s retail network. He has served as Senior Vice President of the Bank in its Retail Division since June 29, 2005 and for 4 years prior to that he served as Executive Vice President at Susquehanna Bank (Farmers First Bank), responsible for Retail Banking. During the previous 5 years, Mr. Hartmann was a Senior Vice President and Executive Relationship Market Banker at M&T Bank/Keystone Financial in Horsham, PA, responsible for M&T's Delchester Region. Neither of his former employers is affiliated with the registrant or Bank. Mr. Hartmann’s initial annual salary will be $110,000. Any other terms of his employment have not yet been determined.

Item 9.01 Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

DNB FINANCIAL CORPORATION

By: /s/ Bruce E. Moroney
Bruce E. Moroney
Executive Vice President and Chief
Financial Officer

Dated: January 9, 2006